UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2018 (May 8, 2018)

VICI Properties Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Park Avenue, 8th Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 820-3800

8329 W. Sunset Road, Suite 210

Las Vegas, Nevada 89113

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by VICI Properties Inc. (the “Company”) on May 9, 2017 (the “Original Report”) for the purposes of filing that certain Letter of Intent, dated as of May 8, 2018, by and between the Company and Caesars Entertainment Corporation (“Caesars”) as Exhibit 99.3.

Except as described below, this Amendment does not purport to amend the information in the Original Report or provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Item 8.01.	Other Events.

On May 8, 2018, the Company entered into a non-binding letter of intent (the “Letter of Intent”) with Caesars related to the acquisition by the Company of two real estate assets owned by Caesars as well as modifications to certain of the lease agreements between the two companies. The Letter of Intent contemplates that the Company will acquire from Caesars the real estate assets associated with the Octavius Tower at Caesars Palace and the real estate assets associated with Harrah’s Philadelphia for $507.5 million and $241.5 million, respectively. The aggregate purchase price for these two properties will be reduced by $159 million to reflect the consideration due to the Company related to the planned lease modifications. Caesars will continue to operate both properties under the terms of the long-term leases between both companies. The planned transactions are subject to negotiation of definitive documentation, receipt of regulatory approvals and other third-party approvals and other conditions.

A copy of the Letter of Intent is attached hereto as Exhibit 99.3. The foregoing description of the Letter of Intent does not purport to be complete and is qualified in its entirety by reference to the complete text of the Letter of Intent.

Forward-Looking Statements

Statements contained in the exhibits to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements, including with respect to the anticipated timeframe for the execution of definitive agreements for, and the closing of, the transactions contemplated by the Letter of Intent, speak only as of the date thereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.3	Letter of Intent, dated as of May 8, 2018, between the Company and CEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.

Date: May 10, 2018	By:	/s/ DAVID A. KIESKE
David A. Kieske
Chief Financial Officer